SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 13, 2003
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-33491                   75-2873882

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


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Item 5.    Other Events and Regulation FD Disclosure.

On January 30, 2003, Citadel Security Software Inc. issued a press release related to a private placement by Citadel Security Software Inc. Copies of the press release, the form of subscription agreement and form of warrant are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.


Item 7.    Financial Statements, ProForma Financial Information and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

Exhibit 99.1   Press Release dated January 30, 2003 of the Registrant.

Exhibit 99.2 Form of Subscription Agreement between the Registrant and the Investors

Exhibit 99.3   Form of Warrant issued by the Registrant to the Investors





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By: /s/ RICHARD CONNELLY
    -------------------------------
        Richard Connelly
        Chief Financial Officer

Dated as of February 13, 2003


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